UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 15, 2022

TPG Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX		76102
(Address of principal executive offices)		(Zip code)

(817) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is included in Item 2.03 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Unsecured Revolving Credit Facility

On July 15, 2022, TPG Operating Group II, L.P. (“TPG Operating Group II”), TPG Operating Group I, L.P. (“TPG Operating Group I”), TPG Holdings II Sub, L.P. (“Holdings II Sub”) and TPG Operating Group III, L.P. (“TPG Operating Group III”, and together with TPG Operating Group II, TPG Operating Group I and Holdings II Sub, the “Co-Borrowers”), each as co-borrowers, entered into an amended and restated revolving credit facility (the “Senior Unsecured Revolving Credit Facility”) with Bank of America, N.A. as administrative agent, and the lenders party thereto.

The Senior Unsecured Revolving Credit Facility amends and restates the existing revolving credit facility entered into on January 1, 2012 and as most recently amended and restated pursuant to the Fourth Amendment Agreement dated as of November 19, 2021. TPG Operating Group II and the other Co-Borrowers are indirect subsidiaries of TPG Inc.

The Senior Unsecured Revolving Credit Facility, among other things, (i) extends the maturity date of the revolving credit facility from November 12, 2025 to July 15, 2027, (ii) increases the aggregate revolving commitments thereunder from $300 million to $700 million and (iii) replaces the London Interbank Offered Rate (“LIBOR”) as the applicable reference rate with the Secured Overnight Financing Rate (“SOFR”), and otherwise conforms the credit facility to accommodate SOFR as the reference rate.

Dollar-denominated principal amounts outstanding under the Senior Unsecured Revolving Credit Facility accrue interest, at the option of the applicable borrower, either (i) at a base rate plus applicable margin not to exceed 0.250% per annum or (ii) at a term SOFR rate plus a 0.10% per annum adjustment and an applicable margin not to exceed 1.250%. Euro-denominated principal amounts outstanding under the Senior Unsecured Revolving Credit Facility accrue interest at a Euro Interbank Offered Rate (“EURIBOR”) rate plus an applicable margin not to exceed 1.250%. Sterling-denominated principal amounts outstanding under the Senior Unsecured Revolving Credit Facility accrue interest at a Sterling Overnight Index Average (“SONIA”) rate plus an applicable margin not to exceed 1.250%. TPG Operating Group II is also required to pay a quarterly commitment fee on the unused commitments under the Senior Unsecured Revolving Credit Facility not to exceed 0.150% per annum, as well as certain customary fees for any issued letters of credit.

The Senior Unsecured Revolving Credit Facility contains customary representations, covenants and events of default. Financial covenants consist of a maximum net leverage ratio and a requirement to keep a minimum amount of fee generating assets under management, each tested quarterly.

The preceding is a summary of terms of the Senior Unsecured Revolving Credit Facility and is qualified in its entirety by reference to the Fifth Amended and Restated Credit Agreement dated as of July 15, 2022, among the Co-Borrowers, Bank of America, N.A. as administrative agent and the lenders party thereto, attached as Exhibit 10.1 to this report, which is incorporated herein by reference as though it was fully set forth herein.

Senior Unsecured Term Loan Agreement

On July 15, 2022, TPG Operating Group II, as borrower, and TPG Operating Group I, Holdings II Sub and TPG Operating Group III, each as guarantors, entered into an amended and restated term loan agreement (the “Senior Unsecured Term Loan Agreement”) with Wells Fargo Bank, N.A. as administrative agent, and the lenders party thereto.

The Senior Unsecured Term Loan Agreement amends and restates the existing term loan agreement entered into on December 2, 2021.

The Senior Unsecured Term Loan Agreement, among other things, replaces LIBOR as the applicable reference rate with SOFR, and otherwise conforms the term loan agreement to accommodate SOFR as the reference rate.

Principal amounts outstanding under the Senior Unsecured Term Loan Agreement accrue interest, at the option of the borrower, either (i) at a base rate plus an applicable margin of 0.00% or (ii) at a term SOFR rate plus a 0.10% per annum adjustment and an applicable margin of 1.00%.

The Senior Unsecured Term Loan Agreement contains customary representations, covenants and events of default. Financial covenants consist of a maximum net leverage ratio and a requirement to keep a minimum amount of fee generating assets under management, each tested quarterly.

The preceding is a summary of terms of the Senior Unsecured Term Loan Agreement and is qualified in its entirety by reference to the Amended and Restated Credit Agreement dated as of July 15, 2022, among TPG Operating Group II, as borrower, TPG Operating Group I, Holdings II Sub, TPG Operating Group III, each as guarantors, Wells Fargo Bank, N.A. as administrative agent and the lenders party thereto, attached as Exhibit 10.2 to this report, which is incorporated herein by reference as though it was fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fifth Amended and Restated Credit Agreement, dated as of July 15, 2022, among TPG Operating Group II, L.P., acting through its general partner, TPG Holdings II-A, LLC, the co-borrowers party thereto, the subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

10.2	Amended and Restated Credit Agreement, dated as of July 15, 2022, among TPG Operating Group II, L.P., as borrower, TPG Operating Group I, L.P., TPG Holdings II Sub, L.P., TPG Operating Group III, L.P., as guarantors, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG INC.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel

Date: July 18, 2022